Exhibit 99.1

RingCentral Announces 35% Revenue Growth for First Quarter 2015

RingCentral Office® Annualized Exit Monthly Recurring Subscriptions up 47%

Reports Significant Improvement in Non-GAAP Operating Margins

Belmont, Calif. – April 28, 2015 – RingCentral, Inc. (NYSE: RNG), a leading provider of cloud business communications solutions, today announced financial results for the first quarter ended March 31, 2015.

First Quarter Highlights:

•	Revenue increased 35% year-over-year to $65.3 million; subscription revenue increased 37% year-over-year to $60.0 million.

•	Total annualized exit monthly recurring subscriptions grew 35% year-over-year to $253.7 million.

•	RingCentral Office® annualized exit monthly recurring subscriptions grew 47% year-over-year to $185.4 million.

•	Net monthly subscription dollar retention: overall over 99% and RingCentral Office over 100%.

•	Non-GAAP subscriptions gross margins improved 4.8 points to 74.2% in Q1 2015 from 69.4% in the same period a year ago.

“The first quarter marked a strong start to the year for RingCentral as we made progress across a number of our strategic initiatives,” said Vlad Shmunis, RingCentral’s Chairman and CEO. “We gained additional traction in the enterprise market, highlighted by a 1,000 user win and multiple hundred plus user wins. We also extended our track record of innovation and expanded our differentiation in the market with several key product enhancements, as well as the launch of the RingCentral Connect Platform™ and the announcement of RingCentral Contact Center. In addition, we delivered significant gross and operating margin leverage as we continue the march toward profitability.”

The company also announced today that David Berman, President, has resigned and will be leaving the company as of May 15, 2015. “I’d like to thank Dave for his contributions to the Company over the past two years and wish him well in his future endeavors. As we look ahead, I’m confident that the company will continue to execute at a high level as we have strong leaders in place in sales, marketing, and support, each of whom will report directly to me going forward.” said Shmunis.

Financial Results of the First Quarter 2015

•	Revenue: Total revenue was $65.3 million for the first quarter of 2015, up 35% from the first quarter of 2014.

1 | Page

•	Net Income (Loss): GAAP net income (loss) per diluted share was ($0.15) for the first quarter of 2015 compared with ($0.20) for the first quarter of 2014. Non-GAAP net income (loss) per diluted share was ($0.09) for the first quarter of 2015, compared with ($0.15) per diluted share for the first quarter of 2014.

•	Balance Sheet: Total cash and short-term investments at the end of the first quarter of 2015 was $135.7 million, compared with $141.7 million at the end of the fourth quarter of 2014.

First Quarter 2015 and Recent Business Highlights:

•	Announced that BT Cloud Phone, in association with RingCentral, is now widely available to BT Business customers in the UK.

•	TELUS announced the commercial launch of TELUS Business Connect™, powered by RingCentral, providing a single cloud-based communications solution for businesses in the Canadian market.

•	Unveiled the RingCentral Connect Platform™, a set of tools and services to build, deploy, and manage custom integrations using RingCentral APIs.

•	Introduced RingCentral Contact Center, providing unmatched value and a robust customer experience for integrated business communications.

•	Launched the latest update to RingCentral Office® providing an enhanced feature set, enterprise grade security, and more control for IT administrators.

•	Signed a new distribution partnership with Jenne, Inc., a leading value-added distributor of technology products and services.

•	Welcomed Al Campa to RingCentral as the Chief Marketing Officer of the company.

•	Added Michelle McKenna-Doyle, the SVP and Chief Information Officer of the NFL, and Mike Kourey, board member of Aruba Networks and various private growth companies, to the Board of Directors.

Conference Call Details:

•	What: RingCentral financial results for the first quarter of 2015 and outlook for the second quarter and full year of 2015.

•	When: Tuesday, April 28, 2015 at 2PM PT (5PM ET).

•	Dial in: To access the call in the United States, please dial (877) 705-6003, and for international callers dial (201) 493-6725. Callers may provide confirmation number 13605511 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: http://ir.ringcentral.com/ (live and replay).

•	Replay: A replay of the call will be available via telephone for seven days, beginning two hours after the call. To listen to the telephone replay in the U.S., please dial (877) 870-5176 from the United States or (858) 384-5517 internationally with recording access code 13605511.

2 | Page

About RingCentral

RingCentral, Inc. (NYSE: RNG) is a leading provider of cloud-based business communications solutions. Easier to manage and more flexible than on-premise communications phone systems, RingCentral’s cloud solution meets the needs of modern distributed and mobile workforces, while eliminating the expense and complications of on-premise traditional hardware-based systems and software. RingCentral is headquartered in Belmont, California.

Forward-Looking Statements

This press release contains “forward-looking statements”, including statements regarding our strategy to acquire enterprise customers and our anticipated future financial results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: our ability to grow at our expected rate of growth; our ability to add and retain larger customers and enter new geographies and markets; our ability to continue to release, and gain customer acceptance of, new and improved versions of our services; our ability to compete successfully against existing and new competitors; our ability to enter into and maintain relationships with carriers and other resellers; our ability to manage our expenses and growth; and general market, political, economic, and business conditions; as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in our Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission; and in other filings we make with the Securities and Exchange Commission from time to time.

All forward-looking statements in this press release are based on information available to RingCentral as of the date hereof, and we undertake no obligation to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

Non-GAAP Financial Measures

Our reported results include certain Non-GAAP financial measures, including Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share. We define Non-GAAP operating income (loss) as operating income (loss) excluding share-based compensation, legal settlements and other one-time items. We define Non-GAAP net income (loss) per share as net income (loss) per share assuming all preferred stock converted into common stock at the later of the start of the period or the date of issuance.

We have included Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share in this press release because they are key measures used by us to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short and long-term operational plans. In particular, the exclusion of certain expenses in calculating Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share can provide a useful measure for period-to-period comparisons of our core business.

3 | Page

Although Non-GAAP operating income (loss) and Non-GAAP net income (loss) per share are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered alongside other financial performance measures.

We have not reconciled Non-GAAP operating income (loss) to operating income (loss) guidance or Non-GAAP net income (loss) per share to net income (loss) per share guidance because we do not provide guidance for share-based compensation expense, provision for income taxes, interest income, interest expense, and other income and expenses, which are reconciling items between Non-GAAP operating income (loss) to operating income (loss) guidance or Non-GAAP net income (loss) per share to net income (loss) per share. As items that impact net income (loss) are out of our control and/or cannot be reasonably predicted, we are unable to provide such guidance. Accordingly, reconciliation to net income (loss) is not available without unreasonable effort. For a reconciliation of historical non-GAAP financial measures to the nearest comparable GAAP measures, see the reconciliation tables included in this press release.

Our reported results also include our total annualized exit monthly recurring subscriptions, RingCentral Office annualized exit monthly recurring subscriptions, and net monthly subscription dollar retention. We define our total annualized exit monthly recurring subscriptions as our total monthly recurring subscriptions multiplied by 12. Our total monthly recurring subscriptions equals the monthly value of all customer subscriptions in effect at the end of a given month. We believe this metric is a leading indicator of our anticipated subscriptions revenue. We calculate our RingCentral Office annualized exit monthly recurring subscriptions in the same manner as we calculate our total annualized exit monthly recurring subscriptions, except that only customer subscriptions from RingCentral Office customers are included when determining monthly recurring subscriptions for the purposes of calculating this key business metric. We define Dollar Net Change as the quotient of (i) the difference of our Monthly Recurring Subscriptions at the end of a period minus our Monthly Recurring Subscriptions at the beginning of a period minus our Monthly Recurring Subscriptions at the end of the period from new customers we added during the period, (ii) all divided by the number of months in the period. We define our Average Monthly Recurring Subscriptions as the average of the Monthly Recurring Subscriptions at the beginning and end of the measurement period.

Investor Relations Contact:

Mitesh Dhruv, RingCentral

Greg Kleiner, ICR for RingCentral

(650) 581-9443

ir@RingCentral.com

Media Contact:

Jennifer Caukin, RingCentral

650-561-6348

Jennifer.caukin@ringcentral.com

4 | Page

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands)

	March 31, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$114,152	$113,182
Short-term investments	21,554	28,479
Accounts receivable, net	11,572	7,651
Inventory	2,054	1,710
Prepaid expenses and other current assets	9,521	8,767

Total current assets	158,853	159,789
Property and equipment, net	26,697	25,527
Other assets	2,609	3,021

Total assets	$188,159	$188,337

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,923	$4,181
Accrued liabilities	32,804	29,236
Current portion of capital lease obligation	377	509
Current portion of long-term debt	14,434	16,764
Deferred revenue	28,325	25,586

Total current liabilities	80,863	76,276
Long-term debt	6,875	7,813
Sales tax liability	3,887	3,953
Capital lease obligation	450	535
Other long-term liabilities	3,660	3,255

Total liabilities	95,735	91,832
Stockholders’ equity:
Common stock	7	7
Additional paid-in capital	281,083	274,844
Accumulated other comprehensive loss	40	(251)
Accumulated deficit	(188,706)	(178,095)

Total stockholders’ equity	92,424	96,505

Total liabilities and stockholders’ equity	$188,159	$188,337

5 | Page

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2015	2014
Revenues:
Subscriptions	$59,951	$43,850
Product	5,367	4,412

Total revenues	65,318	48,262

Cost of revenues:
Subscriptions	15,914	13,714
Product	4,633	4,189

Total cost of revenues	20,547	17,903

Gross profit	44,771	30,359
Operating expenses:
Research and development	11,840	9,673
Sales and marketing	31,969	23,957
General and administrative	10,531	8,967

Total operating expenses	54,340	42,597

Loss from operations	(9,569)	(12,238)
Other income (expense), net	(959)	(638)

Loss before provision for income taxes	(10,528)	(12,876)
Provision for income taxes	83	28

Net loss	$(10,611)	$(12,904)

Net loss per common share:
Basic and diluted	($0.15)	($0.20)

Weighted-average number of shares used in computing net loss per share:
Basic and diluted	68,764	63,800

6 | Page

RINGCENTRAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Net loss	$(10,611)	$(12,904)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,224	2,119
Share-based compensation	4,747	3,177
Non-cash interest expense related to debt	62	73
Net accretion of discount and amortization of premium on available-for-sale securities	95	—
Loss on disposal of assets	11	4
Deferred income tax	14	1
Changes in assets and liabilities
Accounts receivable	(3,921)	(828)
Inventory	(343)	(190)
Prepaid expenses and other current assets	(754)	(1,561)
Other assets	614	(188)
Accounts payable	485	(1,353)
Accrued liabilities	2,812	7,009
Deferred revenue	2,739	1,763
Other liabilities	139	415

Net cash used in operating activities	(687)	(2,463)

Cash flows from investing activities:
Purchases of property and equipment	(3,298)	(3,509)
Proceeds from the maturity of available-for-sale securities	6,780	—
Proceeds from restricted investments	100	—

Net cash provided by (used in) investing activities	3,582	(3,509)

Cash flows from financing activities:
Net proceeds from secondary public offering of common stock	—	57,167
Repayment of debt	(3,330)	(2,330)
Repayment of capital lease obligations	(216)	(113)
Payment of offering costs	—	(246)
Proceeds from exercise of stock options and common stock warrants	1,482	1,943

Net cash provided by (used in) financing activities	(2,064)	56,421

Effect of exchange rate changes on cash and cash equivalents	139	(1)
Net increase in cash and cash equivalents	970	50,448
Cash and cash equivalents:
Beginning of period	113,182	116,378

End of period	$114,152	$166,826

7 | Page

RINGCENTRAL, INC.

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014
Revenues:
Subscriptions	$59,951	$43,850
Product	5,367	4,412

Total Revenues	65,318	48,262

Cost of Revenues reconciliation:
GAAP Subscriptions cost of revenues	15,914	13,714
Stock-based compensation	(457)	(296)

Non-GAAP Subscriptions cost of revenues	15,457	13,418

GAAP Product cost of revenues	4,633	4,189

Gross margin reconciliation:
Non-GAAP Subscriptions	74.2%	69.4%
Non-GAAP Product	13.7%	5.1%
Non-GAAP Gross margin	69.2%	63.5%
Operating expenses reconciliation:
GAAP Research and development	11,840	9,673
Stock-based compensation	(1,113)	(652)

Non-GAAP research and development	10,727	9,021

As a % of total revenues non-GAAP	16.4%	18.7%
GAAP Sales and marketing	31,969	23,957
Stock-based compensation	(1,844)	(960)

Non-GAAP sales and marketing	30,125	22,997

As a % of total revenues non-GAAP	46.1%	47.7%
GAAP General and administrative	10,531	8,967
Stock-based compensation	(1,333)	(1,269)

Non-GAAP general and administrative	9,198	7,698

As a % of total revenues non-GAAP	14.1%	16.0%

Loss from operations reconciliation:
GAAP loss from operations	(9,569)	(12,238)
Stock-based compensation	4,747	3,177

Non-GAAP loss from Operations	(4,822)	(9,061)

Non-GAAP Operating Margin	(7.4%)	(18.8%)
Net loss reconciliation:
GAAP Net loss	(10,611)	(12,904)
Stock-based compensation	4,747	3,177

Non-GAAP Net loss	$(5,864)	$(9,727)

Basic and diluted net loss per share
GAAP	$(0.15)	$(0.20)
Non-GAAP	$(0.09)	$(0.15)
Shares used to compute basic and diluted GAAP and Non-GAAP net loss per share	68,764	63,800

8 | Page